U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:   March 15, 2005

JURAK CORPORATION WORLD WIDE, INC.

(Exact Name of Small Business Issuer as Specified in its Charter)

MINNESOTA

(State or other Jurisdiction as Specified in Charter)

333-61801	88-0407679

(Commission file number)	(I.R.S. Employer Identification No.)

1181 Grier Drive, Suite C Las Vegas, Nevada 89119-3746

(Address of Principal Executive Offices)

702.914.9688

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)

        On March 14, 2005, the Board of Directors of Jurak Corporation World Wide, Inc. a Minnesota corporation (the “Company”), approved and authorized the termination of the services of Virchow, Krause & Company, LLP (“VK&Co.”) as independent registered public accountants for the Company. The termination of the services of VK&Co. was a result of communication between the Company and VK&Co. and the subsequent decision by the Board of Directors of the Company that it would be in the best interests of the Company to effect a change in auditors in order to address the needs of a small business development company. During the Company’s two most recent fiscal years and any subsequent interim period preceding the resignation of VK&Co., there were no disagreements with VK&Co. which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of VK&Co., would have caused VK&Co. to make reference to the subject matter of the disagreements in connection with its reports. The report of VK&Co. for fiscal year ended May 31, 2004 indicated the following:

        “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discuss in Note 2 to the financial statements, the Company has suffered recurring losses from operations and its total liabilities exceed its total assets. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

        Except as described in the immediately preceding paragraph, the report of VK&Co. did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. VK&Co. did not, during the applicable periods, advise the Company of any of the enumerated items described in Item 304(a)(1) of Regulation S-B.

During the years ended May 31, 2004 and 2003 and through March 14, 2005, none of the events specified in Item 304(a)(1) (iv)(B) of Regulation S-B have occurred. During the period from June 1, 2004 to March 15, 2005, VK&Co. did not audit the Company’s financial statements, but did review its quarterly reports for the quarters ended August 31, 2004 and November 30, 2004.

(b)

        On March 15, 2005, the Board of Directors of the Company approved and authorized the engagement of the services of Carver Moquist & O’Connor, LLC (“CMO”), as principal independent accountant for the Company. The address and telephone/facsimile numbers for CMO are as follows: 1550 American Blvd. East, Suite 680, Bloomington, Minnesota 55425, telephone no. 952.854.5700 and facsimile no. 952.854.1163.

        The Company did not previously contact CMO prior to its engagement regarding application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and nether written nor oral advice was sought by the Company from CMO prior to its engagement regarding an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

16	Letter on Change in Certifying Accountant from Virchow, Krause & Company, LLP dated March 15, 2005.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Jurak Corporation World Wide, Inc.

Date: March 15, 2005	By:	/s/ Anthony C. Jurak

Anthony C. Jurak Chief Executive Officer